******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                      May-98
Household Private Label Credit Card Master Trust II, Series 1994-2   22-Jun-98
******************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                         8.365%
   Annualized Gross Cash Yield                                         23.003%
   Annualized Default Rate                                              7.410%
   Annualized Portfolio Yield                                          15.593%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                                 47,042,925.66
   30 - 59 days (Del Stat 1) (%)                                         3.50%
   60 - 89 days (Del Stat 2) ($)                                 25,568,184.59
   60 - 89 days (Del Stat 2) (%)                                         1.90%
   90+ days (Del Stat 3+)($)                                     94,549,332.18
   90+ days (Del Stat 3+)(%)                                             7.03%
        Total ($)                                               167,160,442.43
        Total (%)                                                       12.43%
Collections
   Principal (discount applied)                                  84,373,112.70
   Finance Charge (discount applied)                             23,558,656.19
   Other                                                               0.00
   Allocated Recoveries                                        1,174,281.94
   Total                                                     109,106,050.83
Aggregate Principal Shortfalls for Group 1                                0.00
Adjustment Payments                                                     0.00
Transfer Deposit Amount                                                 0.00
Charge-Off Activity
   Defaulted Receivables                                         7,967,044.03
   Defaulted Receivables Repurchased Pursuant to Article 2.07           0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03           0.00
   Defaulted Amount                                              7,967,044.03
*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collections6,072,152.68
Investor Defaulted Amount                                        1,955,979.00
Series Adjusted Portfolio Yield                                        15.593%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                       80.8968610%
Fixed Class A Invested Percentage                                 82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]                  1,554,583.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                0.00
Class A Additional Interest (Due) [Section 4.08(a)]                       0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]               0.00
Class A Investor Default Amount                                   1,582,325.61
Allocable Servicing Fee (Due) [Section 3]                           527,935.61
Previously unpaid Allocable Servicing Fee                                0.00
Class A Required Amount [Section 4.10 (a)]                                0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]    0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]            0.00
     From Subordinated Principal Collections [Section 4.15(a)]            0.00
     Total ("Funded Class A Required Amount")                             0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)] 4,912,180.91
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]         1,247,336.36
Funded Class A Required Amount                                            0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
[Section 4.13(                                                          0.00
Total Available for Class A Invested Percentage Allocations       3,664,844.55
Class A Monthly Interest (Paid)                                   1,554,583.33
Overdue Class A Monthly Interest (Paid)                                   0.00
Class A Additional Interest (Paid)                                        0.00
Overdue Class A Additional Interest (Paid)                                0.00
Reimb. of Class A Investor Default Amount (Paid)                  1,582,325.61
Allocable Servicing Fee (Paid)                                      527,935.61
Previously unpaid Allocable Servicing Fee (Paid)                          0.00
Class A Interest Shortfall                                                0.00
Class A Additional Interest Shortfall                                     0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                         7.1031390%
Fixed Class B Invested Percentage                                   6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]                    150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                  0.00
Class B Additional Interest (Due) [Section 4.08(b)]                       0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]               0.00
Class B Investor Default Amount                                     138,935.91
Excess current or overdue Class B Monthly Interest, Class B Additional
      Interest or the cumulative Excess Interest                          0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B
      Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                       0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]             0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                                   0.00
     Total Funded                                                         0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                 138,935.91
     From Cash Collateral Account Withdrawl [Section 4.14(b)]             0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                                   0.00
     Total Funded                                                   138,935.91
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]   431,313.45
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]           281,313.45
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
      Interest or the cumulative Excess Interest:                         0.00
Funded Class B Default Amount                                       138,935.91
Total Available for Class B Floating Allocations                    288,935.91
Class B Monthly Interest (Paid)                                     150,000.00
Overdue Class B Monthly Interest (Paid)                                   0.00
Class B Additional Interest (Paid)                                        0.00
Overdue Class B Additional Interest (Paid)                                0.00
Reimbursement Class B Investor Default Amount (Paid)                138,935.91
Class B Interest Shortfall                                                0.00
Class B Addtional Interest Shortfall                                      0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                     12.0000000%
Fixed Collateral Invested Percentage                               12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]                 217,714.84
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]               0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                    0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]            0.00
Collateral Investor Default Amount                                  234,717.48
Collateral Invested Percentage of Reallocated FC&A [Sect 4.11(b-1)] 728,658.32
Amount that constitutes Excess FC&A [Section 4.11(b-1)]             728,658.32
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
      [Section 4.13(h)]                                           452,432.32
Total Available for Collateral Invested Percentage Allocations      452,432.32
Collateral Monthly Interest (Paid)                                  217,714.84
Overdue Collateral Monthly Interest (Paid)                                0.00
Collateral Additional Interest (Paid)                                     0.00
Overdue Collateral Additional Interest (Paid)                             0.00
Reimbursement of Collateral Default Amount (Paid)                   234,717.48
Collateral Interest Shortfall                                             0.00
Collateral Additional Interest Shortfall                                  0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap                                             9.3405520%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)       217,714.84
    Series 1994-2 Monthly Interest                                1,922,298.17
*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]       1,247,336.36
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]         281,313.45
      Excess Collateral Interest Reallocated FC&A[Section4.11(b-1)] 728,658.32
         Total                                                    2,257,308.13
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.13(c)]                                                            0.00
    Allocated to fund the Class B Investor Default Amt[Sect4.13(d)] 138,935.91
    Allocated to reimburse Class B Invested Amt reductions [Sect4.13(e)]  0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]      217,714.84
    Allocated to unpaid Allocated Svcg Fee from prev periods[Sect4.13(g)] 0.00
    Allocated to fund the Collateral Default Amount [Sect4.13(h)]   234,717.48
    Allocated to reimburse Collateral Inv Amt reductions [Sect 4.13(i)]   0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]            0.00
    Allocated pursuant to the Collateral Agreement [Sect4.13(k)]  1,665,939.90
Subordinated Principal Collections [Section 4.15]                 4,684,625.12
   Allocated to Class A Required Amount [Section 4.15(a)]                 0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Int Amt [Sect4.15(b)] 0.00 Allocated to fund the Class B Investor Default Amount [Section4.15(c)] 0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                       20,000,000.00
    Accumulation Period Amount                                            0.00
    Accumulation Period Length                                            2.00
         Accumulation Period?                                               NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test      Not Triggered
   Other Amortization Events                                     Not Triggered
Transaction Period                                                Cont. Amort.
Principal Allocation Percentage                                    87.9874112%
Available Investor Principal Collections
     Investor Principal Collections                              23,301,328.05
     Subordinated Principal Collections                                   0.00
     Series Allocable Miscellaneous Payments                              0.00
     Series 1994-2 Excess Principal Collections                           0.00
     [Subordinated Series Reallocated Principal Collections]              0.00
  Available Investor Principal Collections                       23,301,328.05
Collateral Principal Collections                                  3,177,453.82
Class A Controlled Amortization Amount                           17,083,333.33
Class A Controlled Distribution Amount                           17,083,333.33
Class A Monthly Principal (Due) [Section 4.09(a)]                17,083,333.33
Class A Monthly Principal (Paid)                                 17,083,333.33
Class A Deficit Controlled Amortization Amount                            0.00
Total Available to Pay Class B Monthly Principal                 27,065,903.09
Class B Controlled Amortization Amount                                    0.00
Class B Controlled Distribution Amount                                    0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                         0.00
Class B Monthly Principal (Paid)                                          0.00
Class B Deficit Controlled Amortization Amount                            0.00
Available Investor Prin. Collecions (after paying A&B)            6,217,994.72
Collateral Monthly Principal (Due) [Section 4.09(c)]              2,329,545.45
Collateral Monthly Principal (Paid)                               2,329,545.45
Series 1994-2 Principal Shortfall                                         0.00
Trust Excess Principal Collections                                7,065,903.09
*** Funding Accounts ***
Principal Funding Account deposit                                         0.00
Withdraw of Funded Deficit Controlled Amortization Amount                 0.00
Withdraw of Excess (Paid to Seller)                                       0.00
Principal Funding Account Balance                                20,000,000.00

Funded Deficit Controlled Amortization Amount                             0.00
[ Class B Principal Funding Account deposits                              0.00
 Principal Distributed to Class B Certificateholders                      0.00
 Class B Principal Funding Account Balance                                 N/A
 Class A Interest Payment/Deposit
   from Collection Account                                        1,554,583.33
   from Principal Funding Account                                         0.00
   Paid to Class A Certificateholders                             1,554,583.33
   Interest Funding Account Balance                                       0.00
 Class B Interest Payment/Deposit
   from Collection Account                                          150,000.00
   from Principal Funding Account                                         0.00
   Paid to Class B Certificateholders                               150,000.00
   Interest Funding Account Balance]                                      0.00
Class A Investor Charge-Offs                                              0.00
Reimbursement of Class A Investor Charge-Offs                             0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                      0.00
Reduction of Class B Invested Amount (Other than Class B ICO)             0.00
Class B Investor Charge-Offs                                              0.00
Reimbursement of Class B Investor Charge-Offs                             0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions       0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)    0.00
Collateral Charge-Offs                                                    0.00
Reimbursement of Collateral Invested Amount reductions                    0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions             0.00
Previous month's ending Collateral Invested Amount               35,681,818.18
Current Month's ending Collateral Invested Amount                33,352,272.73
Unpaid current Allocated Servicing Fee                                    0.00
Reimbursement of unpaid Allocated Servicing Fee                           0.00
Cumulative unreimbursed unpaid Allocated Servicing Fee                    0.00
Total Distributions to Class A, B, CIA (prin,int&defaults)       23,291,155.95
*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]                1,290,224,344.52
Average Principal outstanding based upon additional accounts  1,290,224,344.52
Principal Receivables outstanding [End of Month]              1,225,670,974.42
Finance Charge and Administrative Receivables outstanding       119,099,531.09
Class A Invested Amount                                         222,083,333.33
Class B Invested Amount                                          22,500,000.00
Collateral Invested Amount                                       33,352,272.73
Invested Amount                                                 277,935,606.06
Series Adjusted Invested Amount                                 375,000,000.00
    Revolving or Accumulation Period                            375,000,000.00
    Controlled Amortization  Period                             375,000,000.00
        Seller Specified Numerator                                        0.00
        125% Amount                                                       0.00
    Early Amortization  Period                                             N/A
Series Required Seller Amount                                    37,500,000.00
Required Collateral Amount                                       33,352,272.73
Available Collateral Amount                                      33,352,272.73
Class A Certificate Balance                                     222,083,333.33
Class B Certificate Balance                                      22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                                          0.00
   Deposit of Excess Collections                                          0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                         0.00
      To reimburse Class A Investor Charge-Offs                           0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
            Interest or the Cumulative Excess Interest Amount            0.00
      To fund the Class B Investor Default Amount                         0.00
      To reimburse Class B Invested Amount reductions                     0.00
             Total                                                        0.00
   Deposit of Collateral Monthly Principal                        2,329,545.45
   Net Available                                                  2,329,545.45
   Required Cash Collateral Amount                                        0.00
   Collateral Surplus                                             2,329,545.45
   Cash Collateral Account Surplus                                2,329,545.45
   End Balance                                                            0.00
Collateral Surplus (Prime)                                              (0.00)
Cash Collateral Account Surplus (Prime)                                 (0.00)
******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2   22-Jun-98
******************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                         60.611111
   2. Principal distribution per $1,000 interest                     55.555556
   3. Interest distribution per $1,000 interest                       5.055556
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                     109,106,050.83
      (b) Collections of Finance Charge & Admin Receivables      24,732,938.13
      (c) Collections of Principal                               84,373,112.70
   2. Allocation of Receivables
      (a) Class A Invested Percentage                              80.8968610%
      (b) Principal Allocation Percentage                          87.9874112%
   3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account      0.00
      (b) Total amount on deposit in Principal Funding Account   20,000,000.00
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                       47,042,925.66
                                    (%)                                  3.50%
      (b) 60 - 89 days (Del Stat 2) -- ($)                       25,568,184.59
                                     (%)                                 1.90%
      (c) 90+ days (Del Stat 3+) -- ($)                          94,549,332.18
                                     (%)                                 7.03%
   5. Class A Investor Default Amount                             1,582,325.61
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s)
            with respect to the Payment Date                          0.000000
      (b) The amount of Item 6(a) per $1,000 interest                 0.000000
      (c) Total reimbursed to Trust in respect of Class A Inv Charge-Offs 0.00
      (d) The amount of Item 6(c) per $1,000 interest                 0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
            the end of such Payment Date                              0.000000
   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
      to the Payment Date                                           527,935.61
   8. Deficit Controlled Amortization Amount for such Payment Date        0.00
C. Class A Pool Factor                                              0.72222222
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                                    1,225,670,974.42
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 119,099,531.09
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date  22,500,000.00
   2. Available Collateral Invested Amount as of the end of the Payment Date
                                                               33,352,272.73
******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                          6.666667
   2. Principal distribution per $1,000 interest                      0.000000
   3. Interest distribution per $1,000 interest                       6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                   109,106,050.83
      (b) Collections of FC&A                                    24,732,938.13
      (c) Collections of Principal                               84,373,112.70
   2. Allocation of Receivables
      (a) Class B Invested Percentage                               7.1031390%
      (b) Principal Allocation Percentage                          87.9874112%
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account    NA
      (b) Total amount on deposit in Principal Funding Account              NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                       47,042,925.66
                                    (%)                                  3.50%
      (b) 60 - 89 days (Del Stat 2) -- ($)                       25,568,184.59
                                     (%)                                 1.90%
      (c) 90+ days (Del Stat 3+) -- ($)                          94,549,332.18
                                               (%)                       7.03%
   5. Class B Investor Default Amount                               138,935.91
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
            Distribution Date(s) with respect to the Payment Date    0.000000
      (b) The amount of Item 6(a) per $1,000 interest              0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
            and other reductions                                      0.000000
      (d) The amount of Item 6(c) per $1,000 interest                 0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of such Payment Date                              0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the Payment
            Date                                                    0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date 0%
   8. Available Collateral Invested Amount                       33,352,272.73
   9. Deficit Controlled Amortization Amount for such Payment Date        0.00
C. Class B Pool Factor                                              1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                             1,225,670,974.42
   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period   119,099,531.09